UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

VICTOR TECHNOLOGIES GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13023	74-2482571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of Principal Executive Offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 9, 2012, Victor Technologies Group, Inc. (the “Company”) announced that Lee Qualls was appointed by the Company to serve as its Executive Vice President and Chief Marketing Officer. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On July 13, 2012, the Company announced that it had completed the acquisition of all of the capital stock of Robotronic Oy, the parent company of ProMotion Controls, Inc., a leading maker of advanced, intelligent CNC controllers used in shape-cutting machines. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release announcing the appointment of Lee Qualls as the Company’s Executive Vice President and Chief Marketing Officer.

99.2	Press Release announcing the acquisition of the capital stock of Robotronic Oy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTOR TECHNOLOGIES GROUP, INC.

Date: July 13, 2012	By:	/s/ Jeffrey S. Kulka
	Name:	Jeffrey S. Kulka
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing the appointment of Lee Qualls as the Company’s Executive Vice President and Chief Marketing Officer.

99.2	Press Release announcing the acquisition of the capital stock of Robotronic Oy.